Exhibit 10.25

ACCENTIA, INC.

5310 Cypress Center Drive, Suite 101

Tampa, Florida 33609

April 3, 2002

Steve Arikian, MD

151 Beach 147th Street

Neponsit, NY 11694

Dear Mr. Arikian:

This agreement sets forth our agreement on matters relating to your employment with Accentia, Inc. (the “Company”), as President of its subsidiary, The Analytica Group, Inc. (“Analytica”).

1. The term of your employment with the Company under this Agreement shall be for a period of three (3) years commencing on the date of the closing (the “Closing Date”) of the merger of The Analytica Group, Ltd. into Analytica. The term may be renewed for an additional period by mutual agreement in writing between you and the Company. Employee shall provide written notice on the 90th day prior to the termination date of this Agreement of his desire to, or not to, renew this Agreement.

As President of Analytica, you shall have such responsibilities and perform such duties appropriate to such position as shall be reasonably assigned to you by the President and CEO of the Company. Your duties and responsibilities shall be in all material respects the same as those you performed for The Analytica Group, Ltd. prior to the Closing Date and shall not be inconsistent with your position as President of Analytica. You shall report to the CEO of the Company or such other person or persons as shall be reasonably designated by the CEO of the Company.

You shall devote your full business time and efforts to the business of Analytica, consistent with your past practice with The Analytica Group, Ltd. Notwithstanding the foregoing, you shall have the right to manage your personal investments and affairs and to serve as an officer, director and/or trustee of civic or charitable organizations, so long as such activities do not interfere with the performance of your duties under this Agreement or pose a conflict of interest with respect to your duties and responsibilities with the Company. Those activities, either in a board capacity or in any way requiring a significant portion of your time and attention, must have prior approval by the Company.

You shall be based at the offices of Analytica in New York, New York and shall not be required to relocate from the New York, New York area.

2. Your salary shall be at the rate of $185,000 per year, payable in accordance with the normal payroll practices of the Company. Your salary shall be increased as of each anniversary of the Closing Date as determined in the discretion of the President and CEO and Board of Directors of the Company, subject to a minimum annual increase of ten (10%) percent of the salary then in effect. Upon increase, your salary shall not be subject to decrease.

3. In addition to your salary, you shall be entitled to an annual bonus opportunity of 40% of your salary during each of the second and third years of the term of this Agreement. The bonus opportunity will be based on reasonable objectives established by the CEO of the Company for personal performance and Company performance, primarily measured against revenue and EBITDA objectives of the organization. You must continue in the employment of the Company through the end of the applicable year in order to be entitled to the bonus for such year; provided, however, in the event your employment is terminated by the Company without Cause or for Disability (as such terms are defined in Paragraph 6 hereof) or death, you shall be entitled to a prorated bonus for the year in which such termination occurs, based on the number of days this Agreement is in effect during such year. The bonus shall be paid within thirty (30) days following the end of each year.

4. (a) You shall be entitled to participate in all employee benefit plans and programs offered by the Company from time to time in effect, including group health, life insurance, disability, 401(k) and profit sharing plans, subject to the provisions of such plans and programs from time to time in effect and on the same terms made available to other senior executives of the Company. You shall be entitled to four (4) weeks vacation each year.

(b) The Company shall pay or promptly reimburse you for all expenses reasonably incurred by you in connection with the performance of your services for the Company and Analytica upon presentation of supporting documentation in accordance with Company policy.

(c) The Company shall provide to you during the term of this Agreement the same perquisites as are in effect for you at The Analytica Group, Ltd. prior to the Closing Date.

5. Stock Options – Not applicable as a part of the Employment Agreement.

6. In the event that your employment with the Company shall be terminated by the Company without Cause (as hereinafter defined), and not as a result of your death or Disability (as hereinafter defined), the Company shall, as a severance payment, pay to you continued monthly payments, equal to the regular base salary which would have been payable for the balance of the term of this Agreement but not less than 12 months, regardless of the remaining term (the “severance period”). You shall be under no obligation to seek other employment or otherwise to mitigate the Company’s obligation to make such severance payment to you; if you obtain another position (whether as an employee, consultant, partner or otherwise) during such severance period, the Company shall have no right to offset against such severance payment any salary, fees, bonus or other compensation actually earned by you from such other position. The Company shall, during such severance period, continue to provide you with health insurance benefits on the same basis, including any Company-paid premiums, as such benefits are provided to employees of the Company. Your rights under the other benefit plans and programs of the Company shall be determined in accordance with the terms of such plans and programs as then in effect.

For purposes of this Agreement, a termination of your employment with the Company by you for Good Reason (as hereinafter defined) shall constitute a termination of your employment by the Company without Cause.

For purposes of this Agreement:

“Cause” shall mean (a) your failure to perform in any material respect any of your obligations under this Agreement for any reason other than death or Disability which failure continues after thirty (30) days’ written notice and opportunity to cure, (b) your gross neglect of duties, (c) your misappropriation of Company assets, (d) your conviction of a felony, or (e) your material and repeated failure to obey reasonable and appropriate directions within the scope of your duties from the Board of Directors of the Company which failure has the effect of materially injuring the business or business relationships of the Company; provided, however, that you will be given written notice by the Company that it intends to terminate your employment for Cause, which written notice shall specify the act or acts upon which the Company intends so to terminate your employment, and, before such termination shall become effective, you will be given the opportunity, within fifteen (15) days of your receipt of such notice, to have a meeting with the Board of Directors to discuss such act or acts;

“Good Reason” shall mean (a) a reduction in your base salary from the annualized rate in effect on the date hereof or as hereafter increased or a reduction in your bonus opportunity, (b) a demotion in your position with the Company or Analytica or change in your duties and responsibilities inconsistent with your position, which reduction, demotion or change shall not have been corrected by the Company within ten (10) days following notice thereof by you to the Company, (c) other material breach of this Agreement by the Company, which breach continues after ten (10) days’ written notice and opportunity to cure or (d) a disposition, of all or substantially all of the business of Analytica by the Company to a party or parties in which the Company owns less than a majority of the equity, pursuant to a sale of assets (including stock of a subsidiary) or otherwise; and

“Disability” shall mean your failure by reason of sickness, accident or physical or mental disability to substantially perform the duties and responsibilities of your employment with the Company for a period of twelve (12) consecutive months.

If the Company terminates your employment for Cause or if you voluntarily terminate your employment on your own initiative (other than a termination due to death or Disability or for Good Reason), you shall be entitled to receive your salary through the date of termination. You may voluntarily terminate your employment at any time, effective upon thirty (30) days’ notice to the Company and such voluntary termination shall not be deemed a breach of this Agreement.

7. You agree, during the term of this Agreement and at all times thereafter, to treat as confidential and, except as required in the performance of your duties under this Agreement, not to intentionally disclose, publish or otherwise make available to the public or to any individual, firm or corporation (other than an employee or professional advisor of the Company), or use any confidential material (as hereinafter defined). You agree that all confidential material is the exclusive property of the Company, and you agree to return such material to the Company promptly upon the termination of the your service as an employee of the Company. For purposes hereof, the term “confidential material” shall mean all information in any way concerning the products, projects, activities, business or affairs of the Company acquired by you in the course of providing services to the Company; provided, however, that the term “confidential material” shall not include information which (i) becomes generally available to the public other than as a result of an unauthorized disclosure by you, (ii) was available to you on a non-confidential basis prior to your service with the Company or (iii) becomes available to you on a non-confidential basis from a source other than the Company, provided that such source is not bound by a confidentiality agreement with the Company, or (iv) is required to be disclosed by judicial process.

8. In order to induce the Company to enter into the Amended and Restated Agreement and Plan of Merger among the Company, Analytica, you and the other parties thereto dated the date hereof (the “Merger Agreement”), you agree that you will not, during the period of your employment with the Company and thereafter during the period of four years, (a) engage, directly or indirectly, whether as principal, agent, distributor, representative, consultant, employee, partner, stockholder, limited partner or other investor (other than an investment of not more than (i) five percent (5%) of the stock or equity of any corporation the capital stock of which is publicly traded or (ii) five percent (5%) of the ownership interest of any limited partnership or other entity) or otherwise, in any business in competition with the business conducted by Analytica during the period of your employment, or (b) solicit or entice or endeavor to solicit or entice away from the Company any person who was an employee of the Company, either for your own account or for any individual, firm or corporation, or employ, directly or indirectly, any person who was during the four year period ending on the date of termination of your employment an employee of the Company, or (c) solicit or entice or endeavor to solicit or entice away from the Company (i) any customer of Analytica or (ii) any corporation, individual or firm in which Analytica is, or has been during the last two months of your employment with the Company, in active negotiations in becoming a customer, either for your own account or for any individual, firm or corporation. As used herein, the term “Applicable Period” shall mean the period commencing on the date of termination of your employment with the Company and ending on September 30, 2005.

9. All inventions and copyrightable or patentable material, and all trade secrets, processes, know-how, practices, designs, technologies and methods which you may make or develop during the period of your employment with the Company will belong to and will be owned by the Company, whether you make or develop them individually or jointly with others or on your own time or on the time of the Company. At the request of the Company and without further consideration, you agree that you will expressly assign to the Company all of your right, title and interest in and to each such invention, material, trade secret, process, know-how, practice, design, technology and method and will sign all papers and do all other acts reasonably necessary, at the Company’s expense, to assist the Company to obtain patents or copyrights on or otherwise to perfect the Company’s right, title and interest in and to each such invention, material, trade secret, process, know-how, practice, design, technology and method in any and all countries.

10. In the event of a breach or threatened breach by you of any of the provisions of Paragraph 7, 8 or 9 of this Agreement, you hereby consent and agree that the Company shall be entitled to an injunction or similar equitable relief from any court of competent jurisdiction restraining you from committing or continuing any such breach or threatened breach or granting specific performance of any act required to be performed by you under any of such provisions, without the necessity of showing any actual damage or that money damages would not afford an adequate remedy and without the necessity of posting any bond or other security. Nothing herein shall be construed as prohibiting the Company from pursuing any other remedies at law or in equity which it may have with respect to any such breach or threatened breach.

11. Should any provision of this Agreement be held by a court of competent jurisdiction to be enforceable only if modified, such holding shall not affect the validity of the remainder of this Agreement, the balance of which shall continue to be binding upon the parties hereto with any such modification to become a part hereof and treated as though originally set forth in this Agreement. The parties further agree that any such court is expressly authorized to modify any such unenforceable provision of this Agreement in lieu of severing such unenforceable provision from this Agreement in its entirety, whether by rewriting the offending provision, deleting any or all of the offending provision, adding additional language to this Agreement, or by making such other modifications as it deems warranted to carry out the intent and agreement of the parties as embodied herein to the maximum extent permitted by law. The parties expressly agree that this Agreement as so modified by the court shall be binding upon and enforceable against each of them. In any event, should one or more of the provisions of this Agreement be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions hereof, and if such provision or provisions are not modified as provided above, this Agreement shall be construed as if such invalid, illegal or unenforceable provisions had never been set forth herein.

12. This Agreement contains all the understandings and representations between you and the Company pertaining to the subject matter hereof and supersedes all undertakings and agreements, whether oral or written, if any there be, previously entered into by you and the Company with respect thereto.

13. No provision of this Agreement may be amended or modified unless such amendment or modification is agreed to in writing and signed by you and by a duly authorized representative of the Company.

14. Any notice to be given hereunder shall be in writing and delivered personally or sent by certified mail, return receipt requested, or by overnight courier, addressed to the party concerned at the address indicated above or at such other address as such party may subsequently designate by like notice.

15. Anything to the contrary notwithstanding, all payments required to be made by the Company hereunder to you shall be subject to withholding of such amounts relating to taxes as the Company may reasonably determine it should withhold pursuant to any applicable law or regulation.

16. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of New York applicable in the case of agreements made and entirely performed in such State.

17. In the event of litigation, the prevailing party shall recover reasonable attorneys’ fees and expenses of said action.

18. During the term of this Agreement and thereafter, the Company shall indemnify, defend and hold you harmless as provided in the Articles of Incorporation and By-Laws of the Company as in effect from time to time with respect to claims made against you arising out of your service as an officer, director or employee of the Company and Analytica after the date hereof. The indemnification obligations of the Company as set forth herein shall be in addition to your rights to indemnification as provided in Section 5.13 of the Merger Agreement.

19. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures were upon the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the parties hereto.

[SIGNATURE PAGE FOLLOWS]

If the foregoing accurately sets forth our agreement, please indicate your acceptance hereof on the enclosed counterpart of this Agreement and return such counterpart to the Company.

Very truly yours,

ACCENTIA, INC.

By:	/s/ David L. Redmond
David L. Redmond, Secretary and Chief Financial Officer

Agreed and Accepted:

Steve Arikian

If the foregoing accurately sets forth our agreement, please indicate your acceptance hereof on the enclosed counterpart of this Agreement and return such counterpart to the Company.

Very truly yours,

ACCENTIA, INC.

By:
David L. Redmond, Secretary and Chief Financial Officer

Agreed and Accepted:

/s/ Steve Arikian
Steve Arikian

Accentia Biopharmaceuticals, Inc.

5310 Cypress Center Drive

Suite 101

Tampa, FL 33609

October 19, 2004

Steven Arikian

151 Beach 147th Street

Neponsit, New York 11694

Dear Steve:

This agreement sets forth our revised agreement on matters relating to your employment with Accentia Biopharmaceuticals, Inc., formerly Accentia, Inc. (“Accentia” or the “Company”), as Chairman and CEO of its subsidiary, The Analytica Group, Inc (“Analytica”) which does business as Analytica International, and President of Product Development and Market Services for Accentia Biopharmaceuticals.

1. The term of your employment with the Company under this Agreement shall be for a period of five (5) years commencing on the date hereof. The term may be renewed for an additional period by mutual agreement in writing between you and the Company. You shall provide written notice no later than the 90th day prior to the termination date of this Agreement of your desire to, or not to, renew this Agreement.

As Chairman and CEO of Analytica, you shall have such responsibilities and perform such duties appropriate to such position as shall be reasonably assigned to you by the Chairman and CEO of Accentia. You shall report to the Chairman and CEO of Accentia. You will also be responsible for all Human Resources decision-making for Analytica.

As President of Product Development and Market Services for Accentia, your reporting responsibilities will include Biologics, Product Development, Medical Affairs and Regulatory.

You shall devote your full business time and efforts to the business of Analytica and the Company consistent with your past practice with Analytica. Notwithstanding the foregoing, you shall have the right to manage your personal investments and affairs and to serve as an officer, director and/or trustee of civic or charitable organizations, so long as such activities do not interfere with the performance of your duties under this Agreement or pose a conflict of interest with respect to your duties and responsibilities with the Company. Those activities, either in a board capacity or in any way requiring a significant portion of your time and attention, must have prior approval by the Company.

You shall be based at the offices of Analytica in New York, New York and shall not be required to relocate from the New York, New York area.

2. Your salary shall be at the rate of $341,000 per year, payable in accordance with the normal payroll practices of the Company. Your salary shall be increased as of each April 3 during the term of this Agreement as determined in the discretion of the Chairman and CEO of Accentia and the Board of Directors of Analytica, subject to a minimum annual increase often (10%) percent of the salary then in effect. Upon increase, your salary shall not be subject to decrease.

3. In addition to your salary, you shall be entitled to an annualized bonus opportunity of up to 50% of your base salary, based on Analytica’s performance and the achievement of objectives assigned to you by your supervisor. In any case you will receive a minimum bonus of 25% of your base salary, payable on the last day of each fiscal quarter, commencing on September 30, 2004. That portion of your annualized bonus that exceeds the minimum bonus of 25% of base salary shall be paid within thirty (30) days following the end of the fiscal year. In the event your employment is terminated by the Company without Cause or for Disability (as such terms are defined in Paragraph 5 hereof) or death, you shall be entitled to a prorated bonus for the year in which such termination occurs, based on the number of days this Agreement is in effect during such year.

4. (a) You shall be entitled to participate in all employee benefit plans and programs offered by the Company from time to time in effect, including group health, life insurance, disability, 401(k) and profit sharing plans, subject to the provisions of such plans and programs from time to time in effect and on the same terms made available to other senior executives of the Company. You shall be entitled to four (4) weeks vacation each year.

(b) The Company shall pay or promptly reimburse you for all expenses reasonably incurred by you in connection with the performance of your services for the Company and Analytica upon presentation of supporting documentation in accordance with Company policy.

(c) The Company shall provide to you during the term of this Agreement the same perquisites as were in effect for you at Analytica prior to the acquisition of Analytica by Accentia.

(d) Promptly following execution of this Agreement, you shall be granted options to purchase 200,000 shares of Biovest International at an exercise price of $.50 per share. The options shall have a term of ten years and shall be fully vested upon grant.

5. In the event that your employment with the Company shall be terminated by the Company without Cause (as hereinafter defined), and not as a result of your death or Disability (as hereinafter defined), the Company shall, as a severance payment, continue to pay to you during the three year period commencing on the date of termination (the “severance period”), in equal monthly installments, your base salary (at the rate then in effect pursuant to Paragraph 2 hereof). You shall be under no obligation to seek other employment or otherwise to mitigate the Company’s obligation to make such severance payment to you; if you obtain another

2

position (whether as an employee, consultant, partner or otherwise) during such severance period, the Company shall have no right to offset against such severance payment any salary, fees, bonus or other compensation actually earned by you from such other position. The Company shall, during such severance period, continue to provide you with health insurance benefits on the same basis, including any Company-paid premiums, as such benefits are provided to employees of the Company. Your rights under the other benefit plans and programs of the Company shall be determined in accordance with the terms of such plans and programs as then in effect.

For purposes of this Agreement, a termination of your employment with the Company by you for Good Reason (as hereinafter defined) shall constitute a termination of your employment by the Company without Cause.

For purposes of this Agreement:

“Cause” shall mean (a) your failure to perform in any material respect any of your obligations under this Agreement for any reason other than death or Disability which failure continues after thirty (30) days’ written notice and opportunity to cure, (b) your gross neglect of duties, (c) your misappropriation of Company assets, (d) your conviction of a felony, or (e) your material and repeated failure to obey reasonable and appropriate directions within the scope of your duties from the Board of Directors of the Company which failure has the effect of materially injuring the business or business relationships of the Company; provided, however, that you will be given written notice by the Company that it intends to terminate your employment for Cause, which written notice shall specify the act or acts upon which the Company intends so to terminate your employment, and, before such termination shall become effective, you will be given the opportunity, within fifteen (15) days of your receipt of such notice, to have a meeting with the Board of Directors to discuss such act or acts;

“Good Reason” shall mean (a) a reduction in your base salary from the annualized rate in effect on the date hereof or as hereafter increased or a reduction in your bonus opportunity, (b) a demotion in your position with the Company or Analytica or change in your duties and responsibilities inconsistent with your position, which reduction, demotion or change shall not have been corrected by the Company within ten (10) days following notice thereof by you to the Company, (c) you shall be required to report to a person other than the Chairman and CEO of Accentia, (d) other material breach of this Agreement by Analytica or the Company, which breach continues after ten (10) days’ written notice and opportunity to cure, (e) a disposition of all or substantially all of the business of Analytica by the Company to a party or parties in which the Company owns less than a majority of the equity, pursuant to a sale of assets or stock (including stock of a subsidiary), merger or otherwise or (f) the Amended and Restated Certificate of Incorporation of the Company shall not have been amended on or before January 15, 2005 to delete the provisions of such certificate providing for the automatic conversion of the Series B Convertible Preferred Stock to common stock automatically on the fifth anniversary of the closing of the acquisition of Analytica by the Company; and

“Disability” shall mean your failure by reason of sickness, accident or physical or mental disability to substantially perform the duties and responsibilities of your employment with the Company for a period of twelve (12) consecutive months.

3

If the Company terminates your employment for Cause or if you voluntarily terminate your employment on your own initiative (other than a termination due to death or Disability or for Good Reason), you shall be entitled to receive your salary and prorated bonus through the date of termination and for a period of six (6) months thereafter. You may voluntarily terminate your employment at any time, effective upon thirty (30) days’ notice to the Company and such voluntary termination shall not be deemed a breach of this Agreement.

6. You agree, during the term of this Agreement and for a period of one year thereafter, to treat as confidential and, except as required in the performance of your duties under this Agreement, not to intentionally disclose, publish or otherwise make available to the public or to any individual, firm or corporation (other than an employee or professional advisor of the Company), or use any confidential material (as hereinafter defined). You agree that all confidential material is the exclusive property of the Company, and you agree to return such material to the Company promptly upon the termination of the your service as an employee of the Company. For purposes hereof, the term “confidential material” shall mean all information in any way concerning the products, projects, activities, business or affairs of the Company acquired by you in the course of providing services to the Company; provided, however, that the term “confidential material” shall not include information which (i) becomes generally available to the public other than as a result of an unauthorized disclosure by you, (ii) was available to you on a non-confidential basis prior to your service with the Company or (iii) becomes available to you on a non-confidential basis from a source other than the Company, provided that such source is not bound by a confidentiality agreement with the Company, or (iv) is required to be disclosed by judicial process.

7. You agree that you will not, during the period of your actual employment with the Company, (a) engage, directly or indirectly, whether as principal, agent, distributor, representative, consultant, employee, partner, stockholder, limited partner or other investor (other than an investment of not more than (i) five percent (5%) of the stock or equity of any corporation the capital stock of which is publicly traded or (ii) five percent (5%) of the ownership interest of any limited partnership or other entity) or otherwise, in any business in competition with the business conducted by Analytica during the period of your employment, or (b) solicit or entice or endeavor to solicit or entice away from the Company any person who was an employee of the Company, either for your own account or for any individual, firm or corporation, or employ, directly or indirectly, any person who was during the four year period ending on the date of termination of your employment an employee of the Company, or (c) solicit or entice or endeavor to solicit or entice away from the Company (i) any customer of Analytica or (ii) any corporation, individual or firm in which Analytica is, or has been during the last two months of your employment with the Company, in active negotiations in becoming a customer, either for your own account or for any individual, firm or corporation.

8. All inventions and copyrightable or patentable material, and all trade secrets, processes, know-how, practices, designs, technologies and methods which you may make or develop during the period of your employment with the Company will belong to and will be owned by the Company, whether you make or develop them individually or jointly with others or on your own time or on the time of the Company. At the request of the Company and without further consideration, you agree that you will expressly assign to the Company all of your right, title and interest in and to each such invention, material, trade secret, process,

4

know-how, practice, design, technology and method and will sign all papers and do all other acts reasonably necessary, at the Company’s expense, to assist the Company to obtain patents or copyrights on or otherwise to perfect the Company’s right, title and interest in and to each such invention, material, trade secret, process, know-how, practice, design, technology and method in any and all countries.

9. In the event of a breach or threatened breach by you of any of the provisions of Paragraph 6, 7, or 8 of this Agreement, you hereby consent and agree that the Company shall be entitled to an injunction or similar equitable relief from any court of competent jurisdiction restraining you from committing or continuing any such breach or threatened breach or granting specific performance of any act required to be performed by you under any of such provisions, without the necessity of showing any actual damage or that money damages would not afford an adequate remedy and without the necessity of posting any bond or other security. Nothing herein shall be construed as prohibiting the Company from pursuing any other remedies at law or in equity which it may have with respect to any such breach or threatened breach.

10. Should any provision of this Agreement be held by a court of competent jurisdiction to be enforceable only if modified, such holding shall not affect the validity of the remainder of this Agreement, the balance of which shall continue to be binding upon the parties hereto with any such modification to become a part hereof and treated as though originally set forth in this Agreement. The parties further agree that any such court is expressly authorized to modify any such unenforceable provision of this Agreement in lieu of severing such unenforceable provision from this Agreement in its entirety, whether by rewriting the offending provision, deleting any or all of the offending provision, adding additional language to this Agreement, or by making such other modifications as it deems warranted to carry out the intent and agreement of the parties as embodied herein to the maximum extent permitted by law. The parties expressly agree that this Agreement as so modified by the court shall be binding upon and enforceable against each of them. In any event, should one or more of the provisions of this Agreement be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions hereof, and if such provision or provisions are not modified as provided above, this Agreement shall be construed as if such invalid, illegal or unenforceable provisions had never been set forth herein.

11. This Agreement contains all the understandings and representations between you and the Company pertaining to the subject matter hereof and supersedes all undertakings and agreements, whether oral or written, if any there be, previously entered into by you and the Company with respect thereto.

12. No provision of this Agreement may be amended or modified unless such amendment or modification is agreed to in writing and signed by you and by a duly authorized representative of the Company.

13. Any notice to be given hereunder shall be in writing and delivered personally or sent by certified mail, return receipt requested, or by overnight courier, addressed to the party concerned at the address indicated above or at such other address as such party may subsequently designate by like notice.

5

14. Anything to the contrary notwithstanding, all payments required to be made by the Company hereunder to you shall be subject to withholding of such amounts relating to taxes as the Company may reasonably determine it should withhold pursuant to any applicable law or regulation.

15. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of New York applicable in the case of agreements made and entirely performed in such State.

16. In the event of litigation, the prevailing party shall recover reasonable attorneys’ fees and expenses of said action.

17. During the term of this Agreement and thereafter, the Company shall indemnify, defend and hold you harmless with respect to claims made against you arising out of your service as an officer, director or employee of the Company and Analytica after the date hereof. The indemnification obligations of the Company as set forth herein shall be in addition to your rights to indemnification as provided in Section 5.13 of the Amended and Restated Agreement and Plan of Merger dated as of April 3, 2002. Furthermore, the Company represents that it has in full force and effect, and shall keep in full force and effect during the term of this Agreement, and thereafter until all claims would be barred under applicable statutes of limitations, Directors and Officers insurance coverage covering you in the amount of $5,000,000. A copy of the Declaration Page of the current policy is annexed hereto as Exhibit A.

18. The Company will pay the amount of legal expenses incurred by you in connection with the negotiation and execution of this Agreement promptly following submission for such expenses.

*    *    *

6

If the foregoing accurately sets forth our agreement, please indicate your acceptance hereof on the enclosed counterpart of this Agreement and return such counterpart to the Company.

Very truly yours,
Accentia Biopharmaceuticals, Inc. formerly, Accentia, Inc.

By	/s/ Francis E O’Donnell
Francis E O’Donnell, MD Chairman and CEO

Agreed and Accepted:

/s/ Steven R. Arikian
Steven R. Arikian

7